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                                                                          Page 1

                                                                    Exhibit 10.4


                 FIRST AMENDMENT TO SECURITY AND LOAN AGREEMENT
                       AND ADDENDUM, EXHIBIT "A," THERETO


This first Amendment ("Amendment") amends that certain Security and Loan Agreement dated May 8, 1995, between Imperial Bank ("Bank") and Overland Data, Inc.("Borrower") and the Addendum, Exhibit "A" (the "Addendum") thereto, of even date, (collectively herein the Security and Loan Agreement and the Addendum are referred to as the "Agreement") as follows:.

1. Paragraph 2.b. is amended by deleting the date "February 28, 1995" and substituting the date "November 30, 1996."

2. Paragraph 3.b. is amended by deleting the date "February 28, 1995" and substituting "November 30, 1996."

3. Paragraph 7.f. is amended by deleting the date "11/1/95" and substituting the date "May 1, 1997."

4. Paragraph 7.g. is deleted in its entirety and the following is substituted therefor:

     "g. FIXED CHARGE COVERAGE RATIO. Maintain EBITDA less CAPEX less cash taxes, as calculated for the prior 12 month period, to CPLTD plus interest expense (actually incurred in the current quarter, annualized) of not less than 1.80:1.

          For purposes of this Section, EBITDA is defined as earnings before interest expense, provision for taxes, depreciation and amortization for the prior 12 month period. CAPEX is defined as amounts paid, or indebtedness incurred by Borrower, in connection with the purchase or lease by the Borrower of fixed assets with useful lives of greater than one year. As used in the Fixed Charge Coverage Ratio, CAPEX will exclude those purchases or leases financed by outside creditors as otherwise permitted in this Agreement. CPLTD is defined as those current maturities of long term debt and capital leases which are due within the succeeding 12 month period."

5.   Paragraph 7.n. is added to read in its entirety as follows:

     "Within 15 days from each month-end, deliver to Bank an accounts receivable aging reconciled to the general ledger of Borrower, a detailed accounts payable aging reconciled to the Borrower's general ledger and setting forth the amount of any book overdraft or the amount of checks issued but not sent. All the foregoing will be in form satisfactory to the Bank."

6.* Paragraph 9.b. is amended by deleting "two percent" and substituting "five percent" therefore and is further amended by adding a new paragraph to read in its entirety as follows:

     "If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after maturity. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal."

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                                                                          Page 2



Amendment to Exhibit A
Page 2



7.   Except as provided above, the Agreement remains unchanged.

8. This Amendment is effective as of January 3, 1997, and the parties hereby confirm that the Agreement as amended is in full force and effect.


OVERLAND DATA, INC. "BORROWER"

By:     /s/ V. A. LoForti
     -------------------------
Title:  VP & CFO
      --------------

IMPERIAL BANK "Bank"

By:    /s/ Michael A. Berrier
     ------------------------
Title:   Vice President
       ------------------


* This change applies only to the new $2 million term loan. The original $5 million revolving credit agreement remains at the 2% delinquency rate.

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                                                                          Page 3



                                  IMPERIAL BANK
                                   MEMBER FDIC

                      CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  San Diego Regional        ADDRESS:  701 B Street
                                             San Diego, California 92101

     RESOLVED, that   OVERLAND DATA, INC.      borrow from IMPERIAL BANK,
hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum
of   **Seven Million and Zero Cents**  DOLLARS ($7,000,000.00), in addition to such amount as may be otherwise authorized;

     RESOLVED FURTHER, that any  2  of the following named officers
                                ---

     SCOTT MCCLENDON     the  PRESIDENT/CEO
     VERNON A. LOFORTI   the  VICE PRESIDENT/CFO
     MARTIN D. GRAY      the  SECRETARY

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;
     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional

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                                                                          Page 4



sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;
     RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;
     RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;
     RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.
     I         MARTIN D. GRAY , Secretary of the above named corporation, duly organized and existing under the laws of the State of CALIFORNIA, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.
     I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

     EXECUTED ON

     AUTHORIZED SIGNATURES

Signature    /s/ Scott McClendon                  /s/ Martin D. Gray
             -------------------                  ------------------
             Scott McClendon                         (Secretary)
                                                  Martin D. Gray
Signature    /s/ V.A. LoForti
             ----------------
             Vernon A. LoForti

Signature    /s/ Martin D. Gray
             ------------------
             Martin D. Gray

Signature

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                                                                          Page 5



                                  IMPERIAL BANK
                                   MEMBER FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                           (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK                            Date:          January 3, 1997
      701 "B" Street                         Borrower:      Overland Data Inc.
      San Diego, California 92101


In consideration of a loan in the amount of $   7,000,000.00, secured by  all
tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

     1.   Fire and extended coverage in an amount sufficient to cover:

          a) The amount of the loan, OR

          b) All existing encumbrances, whichever is greater,

          But not in excess of the replacement value of the improvements on the real property.

     2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.


                            INSURANCE INFORMATION

Insurance Co./ Agent     BARNEY & BARNEY            Telephone No: (619) 457-3414
Agent's Address:         9171 TOWN CENTRE DRIVE, SUITE 200
                         SAN DIEGO, CA  92122


                                                       OVERLAND DATA INC.

                                  Signature of Obligor: By:  /s/ V.A. LoForti
                                                        ---------------------

                                  Signature of Obligor: By:  /s/ Scott McClendon
                                                        ------------------------


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                                                                          Page 6



                                  IMPERIAL BANK
                                   MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS


Name(s):  OVERLAND DATA INC.                      Date: January 03, 1997


$                   paid to you directly by Cashiers Check No.

$  2,000,000.00     credited to deposit account No. 11-047-777 when requested in minimum increments of $50,000.00 from Undisbursed loan proceeds

$                   paid on Loan(s) No.

Amounts paid to others on your behalf:

$                   to                       Title Insurance Company

$                   to Public Officials

$                   to

$                   to

$                   to

$                   to

$  2,000,000.00     SUBTOTAL (NOTE AMOUNT)

 LESS$             0.00  Prepaid Finance Charge (Loan Fee(s))

$  2,000,000.00     TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.



OVERLAND DATA INC.

BY   /s/ V.A. LoForti
     ----------------
           Signature                                   Signature

BY   /s/ Scott McClendon
     -------------------
           Signature                                   Signature

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                                                                          Page 7



                                  IMPERIAL BANK
                                   MEMBER FDIC

                                      NOTE

$  2,000,000          San Diego, California     January 03, 1997

On January 15, 2002, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking
corporation, or order, at its    San Diego Regional Office, the principal sum of
$ 2,000,000 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with
the terms hereof, together with interest from date of disbursement or   N/A  ,
whichever is later, on the unpaid principal balance __ at the rate of    %   per
year   X   at the rate of 1.000  % per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which
shall vary concurrently with any change in such Prime Rate, or $    250.00   ,
whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable   X  monthly        quarterly      included with
principal   X        in addition to principal ____ beginning   February 15, 1997
 , and if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder,
if any, to principal.  X   (if checked), Principal shall be payable in
installments of $ * ,or more, each installment on the 15th day of each QUARTER , beginning April 15, 1998. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

     If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of

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                                                                          Page 8



collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other
agreement in connection herewith.   *see Addendum attached.
                                             OVERLAND DATA INC.
                                             BY   /s/ V. A. LoForti
                                                  -----------------

                                             BY  /s/   Scott McClendon
                                               -----   ---------------

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                                                                          Page 9



Disbursements under the Note, to be made in minimum increments of $50,000.00, up to 80% of the invoice amount, shall be available through January 15, 1998. On said date, the outstanding balance of the disbursements under the Note shall be converted to an amortizing loan payable in sixteen (16) equal quarterly payments of principal commencing April 15, 1998, with accrued interest to continue to be paid on a monthly basis.

All principal and accrued but unpaid interest shall in any event be due and payable on January 15, 2002.


OVERLAND DATA INC.

by:     /s/ Scott McClendon
     ----------------------

by:     /s/ V. A. LoForti
     --------------------

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                                                                         Page 10



IMPERIAL BANK                 AUTOMATIC DEBIT AUTHORIZATION
INNOVATIVE BUSINESS BANKING
     Member FDIC



TO:  IMPERIAL BANK

RE:  LOAN #    711015108
            ------------


You are hereby authorized and instructed to charge account
No. 11047777  in the name of   OVERLAND DATA, INC.      for principal and
interest payments due on above referenced loan as set forth below and credit the loan referenced above.

     Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

     Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

The Authorization is to remain in full force and effect until revoked in writing.




Borrower Signature  OVERLAND DATA INC.

By:  /s/ V.A. LoForti                        Date:  1/27/97
     ----------------                        --------------

By:  /s/ Scott McClendon                     Date:  1/27/97
     -------------------                     --------------